Financial risk management (Tables)	12 Months Ended
Dec. 31, 2020
Text block [abstract]
Net Borrowing-to-Equity Ratio
Net
borrowing-to-equity
ratio as of December 31, 2019 and 2020 is as follows:

(in millions of Won)	2019		2020
Total borrowings	￦	20,441,613	20,497,607
Less: Cash and cash equivalents		3,514,872	4,754,644

Net borrowings		16,926,741	15,742,963
Total equity		47,794,707	47,674,592

Net borrowings-to-equity ratio		35.42%	33.02%